UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report

                                 March 21, 2007

                              COMPUDYNE CORPORATION
                              ---------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                                     ------
         (State or other jurisdiction of incorporation or organization)

             0-29798                                 23-1408659
             -------                                 ----------
    (Commission File Number)         (I.R.S. employer identification number)


           2530 Riva Road, Suite 201
              Annapolis, Maryland                       21401
              -------------------                       -----
    (Address of principal executive office)           (Zip code)


               Registrant's telephone number, including area code
                                 (410) 224-4415


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Effective March 15, 2007, Mr. Gary Bunyard age 47, acting President of Tiburon, Inc., a subsidiary of the Company, was appointed by the Board of Directors of CompuDyne Corporation to the position of President/CEO of Tiburon, Inc., and CompuDyne's Public Safety and Justice segment at a salary of $225,000 per year. Gary Bunyard served as the President and CEO of Tiburon between April 2003 and February 2005, at which time he resigned to pursue personal interests. In July 2006 he was appointed acting President of Tiburon, Inc. He had been with Tiburon, Inc. since 1990 and had held several executive positions within the company, including Vice President of Sales and Marketing, Chief Operating Officer, President of Tiburon Justice Systems and Vice President of Corrections and Justice Products.

In addition Gary Mangus age 51, President of Institutional Security Systems was also appointed by the Board of Directors to the position of acting President of CompuDyne's Attack Protection segment at a salary of $210,000 per year. Gary Mangus has worked for Norment Security Group, Inc, a subsidiary of the Company, since 1986 and his experience has been devoted to the management of corrections projects. Mr. Mangus holds a B.S., Civil Engineering, and M.S., Business Administration from Auburn University, Auburn, Alabama.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date: March 21, 2007


                                           COMPUDYNE CORPORATION


                                           By:  /s/ Geoffrey F. Feidelberg
                                                --------------------------
                                                Geoffrey F. Feidelberg
                                           Its: Chief Financial Officer



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